UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2005

VWR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0001300446	91-1319190
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1310 Goshen Parkway

P.O. Box 2656

West Chester, PA 19380

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (610) 431-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosures.

On August 15, 2005, VWR International, Inc. (the “Company”) issued a press release announcing that the Company will hold a conference call to discuss its financial results for the quarter ended June 30, 2005.

A copy of the press release issued by the Company on August 15, 2005 and attached hereto as Exhibit 99.1 is incorporated in this Item 7.01 by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit 99.1                               Press release issued by the Company on August 15, 2005, titled “VWR International, Inc. to Hold Second Quarter 2005 Financial Results Conference Call.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VWR INTERNATIONAL, INC.

Date: August 15, 2005	By:	/s/ STEPHEN KUNST
Name: Stephen Kunst
Title: Senior Vice President, General Counsel and Secretary